Exhibit 10.9

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of October 5, 2018, is entered into by and among ACF FINCO I LP, a Delaware limited partnership, in its capacity as administrative agent under the Senior Loan Documents (in such capacity, together with its successors and assigns in such capacity from time to time, “Senior Agent”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, in its capacity as administrative agent under the Subordinated Loan Documents (in such capacity, together with its successors and assigns in such capacity from time to time, the “Subordinated Agent”). Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Intercreditor Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Nuverra Environmental Solutions, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto and the Senior Agent have entered into that certain First Lien Credit Agreement, dated as of August 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time (including by that certain First Amendment to Credit Agreement, dated as of the date hereof (the “Senior First Amendment”), by and among the Senior Agent, the lenders party thereto and the Obligors), the “Senior Credit Agreement”);

WHEREAS, the Borrower, the lenders from time to time party thereto and the Subordinated Agent have entered into that certain Second Lien Term Loan Credit Agreement, dated as of August 7, 2017 (as amended, restated, supplemented or otherwise modified from time to time (including by that certain First Amendment to Credit Agreement, dated as of the date hereof (the “Second Lien First Amendment”), by and among the Subordinated Agent, the lenders party thereto and the Obligors), the “Subordinated Credit Agreement”);

WHEREAS, the Senior Agent and the Subordinated Agent are parties to that certain Subordination and Intercreditor Agreement, dated as of August 7, 2017 (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, Borrower has requested that the Senior Agent and the Subordinated Agent amend the Intercreditor Agreement as set forth herein;

WHEREAS, the Senior Agent and the Subordinated Agent have agreed to amend the Intercreditor Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to the Intercreditor Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below and in reliance on the representations and warranties set forth in Section 3 below, the parties hereto agree that the Intercreditor Agreement is hereby amended as follows:

(a) Section 1 of the Intercreditor Agreement is hereby amended by inserting the following new definitions in their proper alphabetical place to read in their entirety as follows:

“Senior First Amendment” means that certain First Amendment to Credit Agreement, dated as of the Senior First Amendment Effective Date, by and among the Borrower, the other Obligors, the Senior Agent and the Senior Lenders party thereto.

“Senior First Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 3 of the Senior First Amendment shall have been satisfied or waived in accordance with the terms thereof.

(b) Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition of “Senior Debt Cap” in its entirety to read as follows:

“Senior Debt Cap” means the sum of (a) $68,750,000, plus (b) 125% of the amount of incremental facility commitments or loans incurred under the Senior Credit Agreement, as in effect on the Senior First Amendment Effective Date, plus (c) the amount of any unpaid accrued interest, paid in kind amounts, premiums, fees or expenses accruing in respect of or attributable to the foregoing.

(c) Section 7 of the Intercreditor Agreement is hereby amended by replacing the reference to “$23,158,300” appearing in clause (1) of subsection (b) therein with “12,158,300”.

2. Effectiveness. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:

(a) The Senior Agent and the Subordinated Agent shall have received a fully executed copy of this Amendment; and

(b) (i) The Senior Agent and the Subordinated Agent shall have received a fully executed copy of the Senior First Amendment and the Second Lien First Amendment and (ii) each of the Senior First Amendment and the Second Lien First Amendment shall have (or will substantially concurrently herewith) become effective in accordance with its terms.

3. Representations and Warranties. The Senior Agent represents and warrants to the Subordinated Agent and the other Subordinated Claimholders that (a) it has the requisite power and authority to enter into, execute, deliver, and carry out the terms of this Amendment and (b) this Amendment, when executed and delivered, will constitute the valid and legally binding obligation of the Senior Agent enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles. The Subordinated Agent represents and warrants that (i) it has the requisite power and authority to enter into, execute, deliver, and carry out the terms of this Amendment, and (ii) this Amendment, when executed and delivered, will constitute the valid and legally binding obligation of the Subordinated Agent enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

4. Miscellaneous.

(a) Governing Law. This Amendment has been delivered and accepted at and shall be deemed to have been made in the State of New York, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York.

(b) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties’ respective successors and assigns, subject to the provisions hereof.

(c) Integrated Agreement. This Amendment sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by telefacsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

(e) Headings. The headings contained in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

(f) Severability. Any provision of this Amendment that is prohibited by law or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision. To the extent permissible, the parties waive any law that prohibits any provision of this Amendment or renders any provision hereof unenforceable.

(g) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Intercreditor Agreement. Except as set forth expressly herein, all terms of the Intercreditor Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower, the other Obligors, the Senior Agent and the Subordinated Agent. This Amendment shall constitute a “Loan Document” for purposes of the Senior Credit Agreement and the Subordinated Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SENIOR AGENT:

ACF FINCO I LP,
a Delaware limited partnership, as Senior Agent

By:	/s/ Oleh Szczupak
Name:	Oleh Szczupak
Title:	Vice President

SUBORDINATED AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB,
a federal savings bank, as Subordinated Agent

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation

By:	/s/ Edward A. Lang
Name:	Edward A. Lang
Title:	Executive Vice President and Chief Financial Officer

1960 WELL SERVICES, LLC
BADLANDS LEASING, LLC
BADLANDS POWER FUELS, LLC, a Delaware limited liability company
BADLANDS POWER FUELS, LLC, a North Dakota limited liability company
HECKMANN WATER RESOURCES CORPORATION
HECKMANN WATER RESOURCES (CVR), INC.
HECKMANN WOODS CROSS, LLC
HEK WATER SOLUTIONS, LLC
IDEAL OILFIELD DISPOSAL, LLC
LANDTECH ENTERPRISES, L.L.C.
NES WATER SOLUTIONS, LLC
NUVERRA TOTAL SOLUTIONS, LLC

By:	/s/ Edward A. Lang
Name:	Edward A. Lang
Title:	Vice President and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO INTERCREDITOR AGREEMENT